December 1, 2020

BNY MELLON INTERNATIONAL SMALL CAP FUND

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information contained in the fund's summary prospectus and prospectus:

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt  of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00%. On or after March 1, 2021, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation at any time.

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